EMCON

                          EMPLOYEE STOCK PURCHASE PLAN

                         (As Amended February 24, 1995)


     1. Purpose. The EMCON Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of EMCON and any current or future parent or subsidiary corporations of EMCON which the Board of Directors of EMCON (the "Board") determines should be included in the Plan (collectively referred to as the "Company"), with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of EMCON. (EMCON and any parent or subsidiary corporation designated by the Board as a participating corporation shall be individually referred to herein as a "Participating Company." For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").)

     It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

     An employee participating in the Plan (a "Participant") may withdraw such Participant's accumulated payroll deductions and direct cash payments (if any) therein at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a "Purchase Right") which may or may not be exercised at the end of an Offering Period and which is intended to qualify as an option described in section 423 of the Code.

     2. Administration. The Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if a committee has been appointed. The Board shall have the sole and absolute discretion to determine from time to time what parent corporations and/or subsidiary corporations shall be Participating Companies. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.





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


     3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be Seven Hundred Twenty-five Thousand (725,000) shares of EMCON's authorized but unissued common stock (the "Shares"). In the event that any Purchase Right for any reason expires or is cancelled or terminated, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

     4. Eligibility. Any employee of a Participating Company is eligible to participate in the Plan except the following:

         (a) employees who have not completed six (6) months of continuous employment with the Company as of the commencement of an Offering Period;

         (b) employees who are customarily employed by the Company for less than twenty (20) hours a week;

         (c) employees whose customary employment with the Company is for not more than five (5) months in any calendar year; and

         (d) employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of section 423(b)(3) of the Code.

     5. Offering Dates.

        (a) Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential offerings (individually an "Offering") of twelve (12) months duration (an "Offering Period"). An Offering Period shall commence on the first day of February and end on the last day of January of the following year. The first Offering Period shall commence on February 1, 1990. A new employee who first becomes eligible to participate in the Plan after the beginning of an Offering Period may commence participation in such Offering Period on the following May 1, August 1, or November 1 that first occurs after becoming eligible. A new employee who elects not to participate in the Plan on the first entry date of the first Offering Period after becoming eligible shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of such subsequent Offering. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings.




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



The first day of an Offering Period shall be the "Offering Date" for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

        (b) Purchase Periods. Each Offering Period shall consist of two (2) consecutive purchase periods of six (6) months duration (the "Purchase Period"), except for a new employee who commences participation in the Plan on either a May 1 or November 1, in which case such employee's initial Purchase Period shall be three (3) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. Therefore, for Offering Periods commencing on the first day of February, the first Purchase Date shall be the last day of July of the same year and the second Purchase Date shall be the last day of January of the following year. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods and/or different commencing dates and/or Purchase Dates for such Purchase Periods. In the event the first and/or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

        (c) Governmental Approval; Shareholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Purchase Rights and/or the Shares, and (ii) obtaining shareholder approval of the Plan. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Purchase Right granted on the Offering Date of the Plan's initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining shareholder approval of the Plan.

     6. Participation in the Plan.

        (a) Initial Participation. An eligible employee shall become a participant in the Plan (a "Participant") on the first Offering Date after satisfying the eligibility requirements and delivering to the Company not later than the close of business on the last business day before such Offering Date (the "Subscription Date") an enrollment agreement indicating the employee's election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver an enrollment agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 and by filing an enrollment agreement with the Company on or before the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.





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


        (b) Continued Participation. Participation in the Plan shall continue until (i) the Participant terminates employment as provided in paragraph 12, or
(ii) the end of the Offering Period during which the Participant ceases to be eligible as provided in paragraph 4. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant's enrollment agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4. However, a Participant may file an enrollment agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective enrollment agreement.

     7. Right to Purchase Shares. Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole Shares arrived at by dividing Twenty-Five Thousand Dollars ($25,000) by the fair market value of the Shares on the Offering Date of such Offering Period.

     8. Purchase Price. The purchase price at which Shares may be acquired at the end of an Offering pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the "Offering Exercise Price") shall be set by the Board; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period, or (b) the fair market value of the Shares at the time of exercise of all or any portion of the Purchase Right. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares at the time of exercise of all or any portion of the Purchase Right. The fair market value of the Shares on the Offering Date or on the date of exercise will be the closing price quoted on the National Association of Securities Dealers Automated Quotations System on such date.

     9. Payment of Purchase Price. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include base pay and overtime. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's enrollment agreement.





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


        (a) Election to Change Amount of Withholding. During an Offer may not elect to increase or decrease the amount withheld from his or her Compensation. At the beginning of each subsequent Offering Period, a Participant may change the amount of Compensation to be withheld by delivering to the Company not later than the Subscription Date a new enrollment agreement.

        (b) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least one percent (1%) but shall not exceed five percent (5%) of the Participant's Compensation for such pay period. Amounts shall be withheld in whole percentages only and shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under section 423 of the Code.

        (c) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

        (d) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

        (e) No Interest Paid. Interest shall not be paid on sums withheld from a Participant's Compensation.

        (f) Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant whose participation in the Offering has not terminated on or before such last day shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Purchase Right. No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

        (g) Return of Cash Balance. Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Purchase or Offering Period.





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


        (h) Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise upon exercise of the Purchase Right and/or upon disposition of Shares. The Company may, but shall not be obligated to, withhold from the Participant's Compensation the amount necessary to meet such withholding obligations.

        (i) Company Established Procedures. The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (iv) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of enrollment agreements, (v) the date(s) and manner by which the fair market value of the Shares is determined for purposes of the administration of the Plan, and/or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and section 423 of the Code.

        (j) Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

     10. Limitations on Purchase of Shares; Rights as a Shareholder.

        (a) Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan within the meaning of section 423 of the Code which is sponsored by EMCON or a parent or subsidiary corporation of EMCON) at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan within the meaning of section 423 of the Code which is sponsored by EMCON or a parent or subsidiary corporation of EMCON).





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


        (b) Allocation of Shares. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

        (c) Rights as a Shareholder and Employee. A Participant shall have no rights as a shareholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate for the Shares being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

     11. Withdrawal from the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. Withdrawals made after a Purchase Date of an Offering Period shall not affect shares acquired by the Participant on a Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraph 6. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

     12. Termination of Employment. Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6.

     13. Repayment of Payroll Deductions. In the event a Participant's interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant's account shall be returned as soon as practical after such termination to the Participant (or, in the case of the Participant's death, to the Participant's legal representative) and all of the Participant's rights under the Plan shall terminate. Such account balance may not be applied to any other Offering under the Plan. No interest shall be paid on sums returned to a Participant pursuant to this paragraph 13.





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


     14. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs.with respect to the Control Company. For purposes of applying this paragraph 14, the "Control Company" shall mean the Participating Company whose stock is subject to the Purchase Right.

        (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Control Company where the shareholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

        (b) a merger in which the shareholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or

        (c) the sale, exchange, or transfer of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, the Board, in its sole discretion, shall either (i) provide that Purchase Rights granted under the Plan shall be fully exercisable to the extent of each Participant's account balance for the Offering Period as of a date prior to the Transfer of Control, as the Board so determines or (ii) arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation assume the Company's rights and obligations under the Plan. All Purchase Rights shall terminate effective as of the date of the Transfer of Control to the extent that the Purchase Right is neither exercised as of the date of the Transfer of Control nor assumed by the surviving, continuing, successor, or purchasing corporation, as the case may be.

     15. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger, sale or other reorganization, appropriate adjustments shall be made by the Company in the Plan's share reserve, the number of Shares subject to a Purchase Right and in the purchase price per share.

     16. Non-Transferability. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.





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


     17. Reports. Each Participant who exercised all or part of the Participant's Purchase Right for a Purchase Period shall receive as soon as practical after the last day of such Purchase Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g), if any.

     18. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued.

     19. Restriction on Issuance of Shares. The issuance of shares pursuant to the Purchase Right shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     20. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal and/or state securities restrictions and any provision convenient in the administration of the Plan on some or all of the certificates representing shares of stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to effectuate the provisions of this paragraph.

     21. Transfer Restrictions. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective enrollment agreement and may be referred to on the certificates evidencing such shares. The Company may require the employee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.





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     22.  Amendment or  Termination of the Plan. The Board may at any time amend or terminate the Plan, except that (i) such termination shall not affect Purchase Rights previously granted under the Plan except as permitted by the Plan, and (ii) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code). In addition, an amendment to the Plan must be approved by the shareholders of the Company, within the meaning of section 423 of the Code, within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as a corporation the employees of which are eligible to participate in the Plan. Notwithstanding any other provision of the Plan to the contrary, the Board may at any time amend the Plan; provided, however, that if such amendment affects the rights and privileges of Purchase Rights to be offered under the Plan, each Participant with an outstanding Purchase Right shall have the right to exercise such outstanding Purchase Right on the effective date of the amendment and to participate in the Plan for the remaining term of such outstanding Purchase Right pursuant to the terms and conditions of the Plan as amended. If in accordance with the preceding sentence a Participant elects to exercise such outstanding Purchase Right and to commence participation in the Plan as amended on the effective date of such amendment, the Participant shall be deemed to have received a new Purchase Right on such effective date, and such effective date shall be deemed to be the Offering Date for such new Purchase Right.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing EMCON Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on November 15, 1989 and last amended on February 24, 1995.

                                  Plan History
                                  ------------


November 15, 1989      Board of Directors adopted the Plan with a share reserve
                       of 250,000 shares.

May 30, 1990           The shareholders approved the Plan with a share reserve
                       of 250,000 shares.

August 6, 1991         The Board approved a 3-2 stock split of the Common Stock
                       of the Company which increased the initial 250,000 share reserve to 375,000 shares.

February 24, 1995      The Board amended the Plan to increase the share reserve
                       by 350,000 shares from 375,000 shares to 725,000 shares.

May 24, 1995           The shareholders approved the share reserve increase.

                                ENROLLMENT FORM

                                     EMCON
                          EMPLOYEE STOCK PURCHASE PLAN


     As an employee of EMCON or one of its wholly owned subsidiaries, I hereby elect to participate in the Employee Stock Purchase Plan (the "Plan") of EMCON ("the "Company") and enroll to purchase shares of the Company's common stock (the "Shares") as determined in accordance with the terms of the Stock Purchase Plan.

     I hereby authorize payroll deductions in the amount of % (1% to 5%) of my base pay and any overtime from each paycheck throughout the "Offering Period" (as defined in the Plan) in accordance with the terms of the Plan. The amount deducted each pay period must be between 1% and 5% of base pay and any overtime and must be stated in whole percentages. I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the last day of each purchase period unless I withdraw from the Plan by giving written notice to the Company or unless I terminate employment or otherwise become ineligible to participate in the Plan.

     I understand that I will automatically participate in each subsequent Offering Period under the Plan until such time as I file with the Company a notice of withdrawal from the Plan or I terminate employment or otherwise become ineligible to participate in the Plan.

     Shares purchased for me under the Plan should be issued in the name set forth below. I understand that Shares may be issued either in my name alone or together with my spouse. If a spouse is listed, please indicate whether the Shares should be issued in joint tenancy or as community property.

     NAME:  _________________________________________

     ADDRESS: _______________________________________
              _______________________________________


     MY SOCIAL SECURITY NUMBER: _____________________

     I am familiar with the terms and provisions of the Plan and hereby agree to participate in the Plan subject to all of its terms and provisions. I understand that the Board of Directors of the Company reserves the right to amend the Plan and my right to purchase stock under the Plan as may be necessary to qualify the

Plan as an employee stock purchase plan as defined in section 423 of the Internal Revenue Code of 1986, as amended. I understand that the effectiveness of this subscription agreement is dependent upon my eligibility to participate in the Plan.

Date:___________________                          Signature:___________________

                              NOTICE OF WITHDRAWAL

                                     EMCON
                          EMPLOYEE STOCK PURCHASE PLAN

     I hereby elect to withdraw from the current offering (the "Offering") to purchase the common stock of EMCON (the "Company") under the Employee Stock Purchase Plan (the "Plan"), and I request that all payroll deductions credited to my account under the Plan with respect to the Offering (if any), and not previously used to purchase shares of common stock of the Company under the Plan, be paid to me as soon as is practical. I understand that this Notice of Withdrawal automatically terminates my interest in the Offering.

     As to participation in future offerings of stock under the Plan, I elect as follows:

________          I elect to participate in future offerings under the Plan.

                  I understand that by making the election set forth above I will automatically participate in each subsequent Offering under the Plan until such time as I file with the Company a notice of withdrawal from the Plan or any such subsequent offering on such form as may be established from time to time by the Company or I terminate employment or otherwise become ineligible to participate in the Plan.

________          I elect not to participate in future offering under the Plan.

                  I understand that by making the election set forth above I terminate my interest in the Plan and that no further payroll deductions will be made unless I elect in accordance with the Plan to become a participant in another offering under the Plan.

________ I understand that if no election is made as to participation in future offerings under the Plan, I will be deemed to have elected to participate in such offerings.


Date:_____________________                      Signature:_____________________







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